Exhibit 99.1

Trans World Corporation Casinos – Hotels – Nightclubs – Entertainment  SYMBOL: TWOC November 2009

2   Forward Looking Statements  The presentation herein contains certain forward-looking statements and data. For this purpose, any statements and data contained herein that are not of historical fact may be deemed to be forward-looking data. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipates,” “estimates,” or “continue” or comparable terminology or the negative thereof are intended to identify certain forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, both known and unknown, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements or data whether as a result of new information, future events or otherwise.

3 Business Overview Trans World Corporation (“TWOC” or the “Company”), founded in 1993, is a publicly traded, US corporation with gaming and hotel operations in Europe. TWOC’s management team has lead it to six consecutive years of positive and growing Net Income. TWOC’s casinos operate under the brand name American Chance Casinos (“ACC”) and showcase themes portraying recognizable eras of American history. TWOC is pursuing a strategy of expansion of its ACC division and is currently reviewing additional gaming opportunities in Eastern Europe, where the team has extensive operating experience. To further complement the gaming operation, TWOC has established a European-based hotel division. Key management personnel have brought exceptional employee training, operational proficiency, and structure to the organization.

4 Financial Snapshot Symbol: OTC BB: TWOC Fiscal Year End: December 31st 40,000 Revenue (in thousands) Current Price (11/13/09): $3.00 52-Week Range: $1.80 – $3.25 0 10,000 20,000 30,000 Shares Outstanding: 8.87 million Market Cap: $26.6 million 2005 2006 2007 2008 TTM Q3 2009 Net Income ( in thousands) Revenue (ttm): $34.1 million EBITDA (ttm): $6.0 million 2,000 2,500 3,000 3,500 4,000 ) Net Income (ttm): $3.3 million EPS (ttm): $0.37 0 500 1,000 1,500 2005 2006 2007 2008 TTM Q3 2009 4 Book Value Per Share: $4.29

Four Year Trend of Business Operations 5 Five-Year Trend of Business Operations (In thousands, except per share data) EBITDA – Operations 2,522 5,054 6,399 8,109 8,195 ___________ ___________ ___________ ___________ ___________ EBITDA - Operations % 10.8% 19.3% 21.0% 22.3% 24.1% Other expenses: expenses (2) (1 356) (1 976) (2 049) (2 183) (2 178) Corporate 1,356) 1,976) 2,049) 2,183) 2,178) Interest, net (350) (230) (360) (763) (770) Deprec. & Amort. (737) (821) (1,192) (1,428) (1,914) Income taxes, foreign (84) (31) (31) ___________ ___________ ___________ ___________ ___________ N t i /(L ) $79 $2 027 $2 714 $3 704 $3 302 Net income/(Loss) 2,027 2,714 3,704 3,302 ___________ ___________ ___________ ___________ ___________ Shares O/S at 12/31: Basic 5,096 7,841 8,210 8,851 8,872 Diluted 5,100 7,876 8,322 8,873 8,905 EPS: Basic $0.02 $0.26 $0.33 $0.42 $0.37 Diluted $0.02 $0.26 $0.33 $0.42 $0.37 (1) EBITDA was reduced due to the pre opening and launching costs of Route 55 opened in Dec 2004 5 ) 2005 pre-55, which Dec. 2004. (2) 2005 overhead expenses included an exceptional credit for reclass of an executive retirement reserve ($400K). Audited 2005 (1) Audited 2006 Audited 2007 Audited 2008 TTM Q3 2009 Revenue $23,249 $26,216 $30,491 $36,424 $34,052

6   Location Map: TWOC Operating Units  TWOC’s Czech casinos, the hotel and the spa are strategically positioned in border towns. Ceska is located on the Czech-German border and is approximately an hour east of Regensburg, Germany. Rozvadov, also on the Czech-German border, is an hour north-east of Nuremberg, Germany. Route 59 is on the Czech-Austrian border near Hatê, less than 45 minutes from Vienna and is connected to Hotel Savannah. Route 55, in Dolni Dvoriste, is on the Czech-Austrian border, 40 minutes north of Linz, Austria. The Grand Casino Lav, a luxury casino and nightclub, which TWOC operates under a management agreement with the Grand Hotel Lav at the five-star Le Méridien Lav Hotel & Spa Resort is located near Split, Croatia. Hotel Savannah, a four-star deluxe hotel is connected to the Route 59 casino in Hatê, Czech Republic. The Spa at Hotel Savannah, a luxury spa center, is another amenity of the Route 59 and Hotel Savannah complex.  Czech Republic  Germany  Austria  Italy  Slovenia  Croatia  Mediterranean

7   Proximity of Prague to other European cities and countries

8   Ceska Kubice Casino Located on the Czech-German border, about  one hour east of Regensburg, Germany1920’s theme with 15 live gaming tables and 80 video slot machines, a bar, a restaurant, and live entertainment Gaming floor of more than 3,700 square feet Generated $7.8 million in revenue in 2008 A four-star, 93 room hotel will be built near the casino

9  Rozvadov Casino Located on the Czech-German border, about one hour north-east of Nuremberg, Germany South Pacific theme offering 8 gaming tables and 24 slot machines, a bar, a full-service restaurant, and live entertainment Gaming floor of approximately 1,800 square feet Generated $2.1 million in revenue in 2008

10   Route 59 Casino Located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria New Orleans theme with 25 live gaming tables and 102 slot machines, two bars, a restaurant, and live entertainment Renovated and expanded in 2006 Gaming floor of 6,943 square feet Generated $10.2 million in revenue 2008 Construction of Hotel Savannah, a four-star, 77-room hotel and a full-service spa adjacent to the casino was completed in December 2008 and March 2009, respectively

11   Route 55 Casino Located on the Czech-Austrian border approximately 40 minutes north of Linz, Austria 1950’s Miami Beach theme with 23 live gaming tables and 120 slot machines, a VIP gaming area, a bar, a full-service restaurant, and live entertainment 10,710 square foot gaming floor Generated $16.0 million in revenue in 2008 A four-star hotel with 100 rooms will be built adjacent to the casino

12   Grand Casino Lav Located in the five-star Le Méridien Lav Hotel near Split, Croatia on the coast of the Adriatic Sea Casino and Nightclub operations are managed by TWOC 18 live gaming tables, 60 slot machines and a VIP gaming area Full-service restaurant, bar, and nightclub TWOC management fees are based on 3% of total revenue from the casino and nightclub, 10% of EBITDA, and 4% of net EBITDA

13  Hotel Savannah Hotel Savannah, a four-star property, located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria opened January 15, 2009.  The hotel offers 70 rooms, six luxury suites and one apartment. Each room is tastefully appointed and includes an LCD TV, internet access and other high-end amenities.Guests can enjoy a restaurant, bar and 8 fully-outfitted conference rooms for meetings or seminars as well as for celebrations, banquets and other festivities.

14 The Spa at the Hotel Savannah When it opens in March 2009, The Spa at the Hotel Savannah will feature six treatment rooms, including an herbal bath, two separate relaxation rooms and a gym with state-of-the art exercise equipment. Another highlight of the wellness center will be the large indoor swimming pool with an atrium-style glass ceiling.  A sauna and steam bath will also be available for the guest to enjoy.

15  Hotel Division  As a complement to its casino gaming operations, TWOC is expanding into the hospitality industry TWOC’s objective is to become a premier owner/operator of small to midsize, four-star boutique hotels in EuropeThe first step includes the construction of hotels on or near three of the Company’s existing casinos Route 59 - completed, Route 55 and Ceska TWOC will also explore the possibility of acquisitions, conversions, management contracts, and green field development

16   Development Projects Four-star hotel and casino in Bratislava, Slovakia Large, themed slot room on the Czech border A four-star, 93 room hotel will be constructed near the Ceska Casino, on the German side of the border 50 room expansion of the Hotel Savannah A four-star, 100 room hotel will be built next to the Route 55 Casino

17  Growth Drivers Additional management contracts for luxury casinos, hotels and nightclubs in Eastern Europe Opening of additional casinos in Europe Building of hotels with spas, full-service restaurants, and banquet and conference centers at existing casinos Increased trade and tourism from Western Europe Improved transportation links to the region Strong marketing with branding concepts that appeal to European travelers and gamblers Continued increases in operating efficiency and  upgrades to facilities

18   Income Statement (in thousands, except for share data) 2009 2008 2009 2008 REVENUES $ 25,292 $ 27,535 $ 8,735 $ 9,423 EXPENSES: Nine Months Ended September 30, Three Months Ended September 30, (Unaudited) (Unaudited) (Unaudited) (Unaudited) COSTS AND Cost of revenues 13,645 15,211 4,999 5,152 Depreciation and amortization 1,615 1,129 626 411 Selling, general and administrative 7,427 8,193 2,347 2,579 22,687 24,533 7,972 8,142 INCOME FROM OPERATIONS 2,605 3,002 763 1,281 OTHER INCOME (EXPENSE): Interest expense, net (566) (559) (211) (234) Foreign exchange gain (loss) - (1) - (1) (566) (560) (211) (235) NET INCOME 2,039 2,442 552 1,046 Other comprehensive income (loss), foreign currency translation adjustments, net of tax 3,418 1,278 2,585 (4,331) COMPREHENSIVE INCOME (LOSS) $ 5,457 $ 3,720 $ 3,137 $ (3,285) WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: Basic 8,869,806 8,848,914 8,871,640 8,855,320 Diluted 8 905 939 8 899 200 8 907 773 8 905 606 8,905,939 8,899,200 8,907,773 8,905,606 EARNINGS PER COMMON SHARE: Basic $ 0.23 $ 0.28 $ 0.06 $ 0.12 Diluted $ 0.23 $ 0.27 $ 0.06 $ 0.12

19   Balance Sheet ASSETS (in thousands, except for share data) Cash $ 2,995 $ 3,676 Prepaid expenses 693 886 Notes receivable, current portion 225 225 Other current assets 886 368 Total current assets 4,799 5,155 December 31, 2008 September 30, 2009 (Unaudited) PROPERTY AND EQUIPMENT, less accumulated depreciation of $9,688 and $7,580, respectively 40,984 35,839 OTHER ASSETS: Goodwill 7,015 6,430 Notes receivable, less current portion 1,491 1,160 Deposits and other assets 2,028 2,073 Total other assets 10,534 9,663 $ 56,317 $ 50,657 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES: Long-term debt, current maturities $ 2,906 $ 175 Capital lease, current portion 94 282 Accounts payable 2,662 4,043 Interest payable 180 78 Czech tax accrual 3,511 2,596 Accrued expenses and other current liabilities 1,413 1,461 Other comprehensive income (loss), foreign currency 10,766 8,635 LONG-TERM LIABILITIES: Long-term debt, less current maturities 7,455 9,503 Capital lease, less current portion 68 64 Other liabilities - 141 Total long-term liabilities 7,523 9,708 COMMITMENTS AND CONTINGENCIES STOCKHOLDERS' EQUITY: Preferred stock, $.001 par value, 4,000,000 shares authorized, none issued $.19 Common stock, 001 par value, 20,000,000 shares authorized, 8,871,640 and 8,859,140 shares, issued and outstanding, respectively 9 9 Additional paid-in capital 51,615 51,358 Accumulated other comprehensive income 11,751 8,333 Accumulated deficit (25,347) (27,386) Total stockholders' equity 38,028 32,314 $ 56,317 $ 50,657

20 Statement of Cash Flow (in thousands, except for share data) 2009 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 2,039 $ 2,442 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,615 1,129 2008 (Unaudited) (Unaudited) Nine Months Ended September 30, Stock-based compensation expense 162 112 Stock issued for services 40 Deferred compensation to be paid as stock 56 Changes in operating assets and liabilities: Prepaid expenses and other current assets (121) 578 Deposits and other assets 69 (545) Accounts payable (1,548) 328 Interest payable (39) (39) Czech tax (1,437) accrual 599 Accrued expenses and other current liabilities (334) 26 NET CASH PROVIDED BY OPERATING ACTIVITIES 2,538 2,594 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (190) (356) Investment into Hotel Savannah and spa and wellness center (2,665) (10,037) Repayment on notes receivable - 187 NET CASH USED IN INVESTING ACTIVITIES (2,855) (10,206) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from credit line 9,164 Proceeds from warrants exercise 5 Principal payments on long-term debt (5,690) Payments of financing costs (8) NET CASH PROVIDED BY FINANCING ACTIVITIES - 3,471 EFFECT OF EXCHANGE RATE CHANGES ON CASH (364) 114 ) NET DECREASE IN CASH (681) (4,027) CASH: Beginning of period 3,676 8,315 End of period $ 2,995 $ 4,288 INFORMATION: 20 SUPPLEMENTAL DISCLOSURES OF CASH FLOW Cash paid during the period for interest $ 602 $ 644 SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: Property and equipment acquired via accounts payable $ 72 $ -

21   Industry Comparables  When reviewing these comparables, note that TWOC has higher profitability due to less debt and higher capacity utilization.  All Financial Data compiled from Yahoo! Finance as of November 13, 2009    All Financial Data compiled from Yahoo! Finance as of November 13, 2009  (ttm)  Trans World Corp.  (TWOC)  $3.00 8.87M $26.6M $33.5M $34.9M $6.3M $3.8M  Century Casinos  (CNTY)  $2.84 23.91M $67.9M $64.6M $49.5M $6.9M $(19.8M)  Nevada Gold &  Casino (UWN)  $1.03 12.94M $13.3M $19.3M $9.3M ($3.8M) $(4.1M)  Isle of Capri Casino  (ISLE)  $8.84 32.29M $285.4M $1.5B $1.0B $187.9M $62.8M      Company Share  Price  Common  Shares  Market  Cap  EV Sales  (ttm)  EBITDA  (ttm)  Net  Income  All Financial Data compiled from Yahoo! Finance as of November 13, 2009  (ttm)

22   Management Bios Rami Ramadan, President and CEO:  Over 25 years of corporate and property-level experience in hotel administration, finance, internal control, and accounting for several high profile, prestigious companies, among them:  Ian Schrager Hotels, Hyatt Hotels Corporation, Euro Disney, and Le Méridien Hotels in Paris, New York and San Francisco.  Mr. Ramadan also has an extensive background in hotel development, marketing, and property launching.  His responsibilities have encompassed groups of properties with annual sales ranging from $195 million to $570 million.  He has been instrumental in several important transactions, including:  the acquisition of Donald Trump’s ownership stake in the Grand Hyatt New York by the Hyatt Corporation, the re-financing analysis for Euro Disney Resorts, and the sale of Le Méridien Hotel in San Francisco for $140 million. In 1999, Mr. Ramadan joined TWOC with the goal of firmly establishing the company as a premier operator of boutique casinos and hotels and preparing it for growth in the international market.  To this end, he was able to implement a plan of reorganization that brought the company to profitability within three years of taking the helm. Mr. Thomas Mähder, Managing Director of Operations: Over 25 years of experience in the hospitality industry.  Mr. Mähder has spent his career working in all aspects of the hotel industry.  Immediately prior to joining TWOC, Mr. Mähder was the General Manager of the Fortuna Hotel/CPI Hotel group and managed six properties in Prague.  He has also previously been responsible for the development, construction and launch of several hotels. Since joining TWOC, Mr. Mähder has been instrumental in preparing and opening TWOC’s first hotel which includes a high-end restaurant, full-service spa and conference and banquet facilities.

23  Management Bios Paul Benkley, Corporate Development Director:  Over 20 years of experience in management of the Finance/Accounting functions of public and private firms within the hotel and casino industries, including executive positions with Hyatt Hotels Corporation and tenures with Euro Disney and Le Méridien Hotels Mr. Benkley was hired in December 1999 and was charged with restructuring the company’s financial reporting, including design, implementation and enhancement of SEC reporting. Mr. Benkley’s focus then shifted to development, and as the Corporate Development Director, he is responsible for the Company’s expansion plan including identifying quality projects with the highest potential returns for the Company. Dieter Bettschar, Regional Director of Casino Operations:  Over 20 years of management-level experience in the casino industry in Austria, Switzerland and the Czech Republic.  Mr. Bettschar was hired in 2006 to oversee the operations, including supervision of live games, slot machines, security, food and beverage operations, and personnel at all of the Company’s casinos.  Mr. Bettschar’s current focus is to enhance and update the casino experience including bringing state-of-the-art gaming equipment to each casino to the benefit of the clientele and the Company overall.

24   Investment Highlights Five consecutive years of positive Net Income $25.3 million in revenue through the first nine months of 2009 Third quarter revenue of $8.7 million Net income of $2.0 million or $0.23 per share through the first nine months of 2009 0.55 million or $0.06 in the third quarter 2009 $3.0 million in cash, or $0.34 per share $4.29 book value per share Overall, casino traffic has increased 7% in live gaming and 12% in slot attendance year over year Highly experienced hotel and casino management team Strong business relationships in Eastern Europe

25   Contact Us   Corporate Headquarters  Trans World Corporation (OTC BB: TWOC) Rami Ramadan, CEO    Phone: 212-983-3355 545 Fifth Avenue, Suite 940   E-mail: rramadan@transwc.com New York, NY 10017     Investor Contact  Trans World Corporation Jill Yarussi, Manager of Corp. Communications Phone: 212.983.3355Email: jyarussi@transwc.com